CONVERTIBLE NOTE AGREEMENT




                                     between



                              GOLF VENTURES, INC.,
                           a Utah corporation ("GVI")




                                       and




                                 JOCIE L. SALIM
                                    ("Salim")







                          Dated as of September 3, 1998



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                                TABLE OF CONTENTS

                                                                          Page


1.       Definitions........................................................1

2.       Agreement to Issue Note............................................3

3.       Conditions to Closing..............................................3

4.       Closing............................................................4

5.       Closing Costs and Expenses.........................................4

6.       Salim's Representations and Warranties.............................4

7.       GVI's Representations and Warranties...............................6

8.       Cooperation........................................................6

9.       Non-Consummation of the Transaction................................6

10.      Miscellaneous......................................................7


                                List of Schedules

3.2      Related Transactions

                                List of Exhibits

A        Promissory Note and Conversion Agreement

B        Subscription Documents

C        Registration Rights Agreement

                           CONVERTIBLE NOTE AGREEMENT


         THIS CONVERTIBLE NOTE AGREEMENT (this "Agreement") is dated as of the Effective Date (as defined in Section 1 of this Agreement) by and between GOLF VENTURES, INC., a Utah corporation ("GVI"), and JOCIE L. SALIM ("Salim"). (GVI and Salim are each referred to as a "Party" and collectively as the "Parties.")

                                    RECITALS

A. Salim is owed $2,804,583.31 (the "Metrovest Debt") by Metrovest Partners, Ltd. ("Metrovest"), the owner of certain real estate and related property located in Arlington, Texas, commonly known as "The Lakes of Arlington" (the "Property"), and the Metrovest Debt relates to, but is not a lien on, the Property.

B. Metrovest wishes to transfer the Property to GVI and Metrovest has required GVI to enter into this Agreement with Salim as part of the consideration for the transfer of the Property to GVI.

C. GVI shall issue its promissory note in the amount of $2,804,583.31, which shall be convertible to 1,400,000 shares of common stock of GVI, subject to the terms and conditions of this Agreement and in full satisfaction of the Metrovest Debt.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and promises contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1. Definitions. Terms used in this Agreement shall have the meanings set forth in this Section 1.

         1.1 Actual Knowledge of GVI (or GVI's Actual Knowledge). The knowledge of the Responsible Individual of GVI, without duty of inquiry.

         1.2 Actual Knowledge of Salim (or Salim's Actual Knowledge). The knowledge of Salim, without duty of inquiry.

         1.3 Agreement. This Agreement between Salim and GVI, including all Schedules and Exhibits that are attached to this Agreement, which are incorporated herein by reference.

         1.4 Closing. The delivery of the documents required to be delivered under this Agreement.

         1.5 Closing Date. September 3, 1998, subject to extension as provided in this Agreement.

         1.6 Creditors' Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not their enforcement is considered to be a proceeding at law or in equity.

         1.7 Effective Date. The date this Agreement is signed by Salim and GVI, whichever signs last.

         1.8 Exhibit. Unless stated otherwise, the indicated Exhibit that is attached to this Agreement, which is incorporated herein by reference.

         1.9  GVI.  Golf Ventures, Inc., a Utah corporation.

         1.10  GVI's  Conditions   Precedent.   Conditions  precedent  to  GVI's
         obligation to consummate this transaction, as set forth in Section 3.1.

         1.11 Maturity Date.  The maturity date of the Note: April 30, 1999.

         1.12 Metrovest. Metrovest Partners, Ltd., a Texas limited liability company.

         1.13     Metrovest Debt.  As defined in the first recital.

         1.14 Note. The Promissory Note and Conversion Agreement in the amount of $2,804,583.31 to be issued by GVI and agreed to by Salim in accordance with Section 2, a form of which is attached as Exhibit A.

         1.15     Parties.  GVI and Salim.

         1.16     Property.  As defined in the first recital.

         1.17 Registration Rights Agreement. The Registration Rights Agreement to be signed by the Parties pursuant to Section 3.2.2, a form of which is attached as Exhibit C.

         1.18 Related  Transactions.   The  transactions   contemplated  by  the
         agreements described on Schedule 3.2 attached hereto.

         1.19 Responsible Individual. With respect to GVI:  Warren J. Stanchina.

         1.20 Salim.  Jocie L. Salim.

         1.21 Schedule. Unless stated otherwise, the indicated Schedule that is attached to this Agreement, which is incorporated herein by reference.

         1.22 Shares. One million four hundred thousand (1,400,000) shares of common stock of GVI, par value $0.001.

         1.23 Subscription Documents. The documents that Salim must complete and present to GVI prior to Salim's subscription to the Shares pursuant to
         Section 3.2.3, forms of which are attached as Exhibit B.

2. Agreement to Issue Note. Subject to the terms and conditions set forth in this Agreement, GVI agrees to issue the Note to Salim in the amount of $2,804,583.31 which shall be delivered on the Closing by GVI to Salim in the form of the Note attached as Exhibit A. The Note shall mature on the Maturity Date. The Note shall accrue interest at 10% per annum with interest due on the Maturity Date. The Note shall be convertible to 1,400,000 shares of common stock of GVI (par value $0.001) (the "Shares") in accordance with the terms and conditions set forth in the Note. Once the shareholders of GVI, at the annual meeting to be held in September, authorize the stock necessary to issue the Shares, Salim shall have the right to convert the Note to the Shares. Once GVI has obtained approval to register the Shares, and if Salim has not already converted the Note to the Shares, then both GVI and Salim shall each individually have the right to convert the Note to the registered Shares. GVI shall use its best efforts to register the Shares no later than March 31, 1999. If the Note is not converted to Shares by the Maturity Date, it shall mature and become due and payable.

3.       Conditions to Closing.

         3.1 GVI's Conditions Precedent. GVI's Conditions Precedent as set forth below are precedent to GVI's obligations pursuant to this Agreement. The GVI's Conditions Precedent are intended solely for the benefit of GVI. If any of the GVI's Conditions Precedent is not satisfied, GVI shall have the right in its sole discretion either to waive the GVI's Condition Precedent and proceed with the transaction or terminate this Agreement as described below, by written notice to Salim.

                  3.1.1 Representations and Warranties. The representations and warranties of Salim contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Salim's covenants under this Agreement shall be in all material respects satisfied or waived by GVI as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

         3.2 Closing of Related Transactions. The simultaneous closing of all of the Related Transactions set forth in Schedule 3.2 (and including the transactions described in this Section 3.2) with the Closing of this transaction is a condition precedent to both Salim's and GVI's obligations under this Agreement. This condition precedent is for the benefit of both Salim and GVI, and if it is not satisfied by a Party, then that Party shall be deemed in default, and the other Party may terminate this Agreement by written notice to the defaulting Party and the non-defaulting Party shall be entitled to the rights and remedies set forth in Section 9. Notwithstanding the above, both Parties, each in their sole discretion, may waive this condition precedent and elect to proceed with the transaction.

                  3.2.1 Execution of the Note. Both Parties shall execute the Note, a form of which is attached as Exhibit A, in duplicate, and each Party shall receive an original version of the Note.

                  3.2.2 Execution of the Registration Rights Agreement. Both Parties shall execute the Registration Rights Agreement, a form of which is attached as Exhibit C, in duplicate, and each Party shall receive an original version.

                  3.2.3 Execution of the Subscription Documents. Salim shall fully complete, execute, and deliver the original version of the Subscription Documents, forms of which are attached as Exhibit B.

         3.3 Deemed Approval of Conditions. In the event that any Party having the right of cancellation hereunder based on failure of a condition precedent set forth herein does not inform the other Party in writing of its disapproval of any condition precedent prior to the Closing, such condition precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing.

4.       Closing.

         4.1 Closing Date. The Closing shall be conducted on or before the Closing Date.

         4.2 Salim's Deliveries to GVI. At or before the Closing, Salim shall deliver to GVI the following:

                  4.2.1    a duly executed Registration Rights Agreement

                  4.2.2    a duly executed Note; and

                  4.2.3    duly executed Subscription Documents.

         4.3 GVI's Deliveries to Salim. At or before the Closing, GVI shall deliver or cause to be delivered to escrow the following:

                  4.3.1    a duly executed Note;

                  4.3.2 a duly executed Registration Rights Agreement.

         4.4 Deposit of Other Instruments. Salim and GVI shall each execute such other instruments as are reasonably required to close and consummate the transactions described herein in accordance with the terms hereof.

5. Closing Costs and Expenses. Each Party shall pay its own legal fees and expenses.

6. Salim's Representations and Warranties. Salim hereby represents and warrants to GVI as follows:

         6.1      Authorization.

                  6.1.1 Salim has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Salim and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Salim which are to be delivered to GVI at Closing have been duly executed and delivered by Salim and are or at the time of Closing will be the legal, valid and binding obligations of Salim and are enforceable against Salim in accordance with their terms, except as the enforcement thereof may be limited by applicable Creditors' Rights Laws. Salim is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

                  6.1.2 Salim has the legal power, right and actual authority to bind Salim to the terms and conditions hereof and thereof.

                  6.1.3 Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict, in any material respect, with any statute, regulation or rule, or, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Salim is subject, or (b) result in any material breach or the termination of any agreement or other instrument or obligation to which Salim is a party. Salim is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Salim of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

                  6.1.4 All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Salim or the consummation by Salim of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date.

         6.2      Miscellaneous.

                  6.2.1 Notice of Change. Salim shall inform GVI in writing of any significant adverse change in the representations and warranties of Salim promptly after Salim obtains Actual Knowledge.

                  6.2.2 Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Salim otherwise notifies GVI in writing prior to the Closing.

                  6.2.3 Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to, and shall, remain true and correct as of the time of Closing, and, together with all conditions, covenants and indemnities made by the respective Parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of one (1) year after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of one (1) year.

7. GVI's Representations and Warranties. GVI hereby represents and warrants to Salim as follows:

         7.1 GVI is a duly organized and validly existing corporation in good standing under the laws of the State of Utah. This Agreement is duly authorized, executed and delivered by GVI, and is and at the Closing will be legal, valid and binding obligations of GVI, and does not and at the time of Closing will not violate any provisions of any agreement or judicial order to which GVI is subject. All documents executed by GVI which are to be delivered to Salim at the Closing at the time of Closing will be duly authorized, executed and delivered by GVI, and at the Closing will be legal, valid and binding obligations of GVI, and at the time of Closing will not violate any provisions of any agreement or judicial order to which GVI is subject.

         7.2 There is no litigation pending or, to GVI's knowledge, threatened, against GVI or any basis therefor that might materially and detrimentally affect the ability of GVI to perform its obligations under this Agreement. GVI shall notify Salim promptly of any such litigation of which GVI becomes aware.

         7.3 All representations and warranties set forth herein shall be true as of the Effective Date and the Closing Date.

8. Cooperation. Salim and GVI shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any condition precedent or the consummation of the transactions contemplated hereby including execution of any documents.

9. Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:

         9.1 Default by Salim. If the transaction is not consummated as a result of a default by Salim, then GVI may, as its sole and exclusive remedy, either (i) terminate this Agreement by delivery of notice of termination to Salim; or (ii) continue this Agreement pending GVI's action for specific performance of Salim's obligations hereunder.

         9.2 Default by GVI. If the Closing does not occur as a result of a default by GVI, then Salim's sole remedy shall be to terminate this Agreemetn by delivery of notice of termination to GVI.

         9.3 Cure Rights. Prior to the exercise of any right or remedy for a default hereunder as contained in this Section 9, the Party alleging a default hereunder shall give the defaulting Party written notice of nature of such default (with such specificity as to enable the defaulting Party to identify the cure of such default), and a five (5) day period in which to cure such default. If such cure has not been effected within such five (5) day period, then the Party alleging a default hereunder may proceed pursuant to this Section 9, and no further cure periods shall apply to such default.

10.      Miscellaneous.

         10.1 Disclosure of Transaction. GVI shall have the right to publicly announce the execution of this Agreement or the transaction contemplated hereby if the dissemination of such information by GVI is required by applicable law (including any rules or regulations of the SEC or any state equivalent).

         10.2 Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery or transmitted by facsimile telecopy together with reasonable attempts to provide telephonic notice of the sending of such facsimile telecopy, (ii) one (1) day after being deposited with FedEx or another reliable overnight courier service or
         (iii) three (3) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

         If to GVI:                                  If to Salim:
         Golf Ventures, Inc.                         Jocie L. Salim
         255 South Orange Avenue, Suite 1515         1526 Bluebird Lane
         Orlando, FL 32801                           La Jolla, CA 92037
         Telephone:      (407) 245-7557              Telephone:   (619) 551-2565
         Facsimile:      (407) 245-7585              Facsimile:   (619) 551-2568
         Attn:    Warren J. Stanchina

         with a copy to:                             with a copy to:
         Haynes and Boone, L.L.P.
         901 Main Street,  Suite 3100
         Dallas, TX  75202-3789
         Telephone:      (214) 651-5672              Telephone:
         Facsimile:      (214) 200-0607              Facsimile:
         Attn:    J. Kirk Standly                    Attn:

         10.3 Brokers and Finders. Neither Party has had any contact or dealings regarding this Agreement, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the transfer contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for the commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subsection shall survive the Closing.

         10.4 Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns. Neither Party shall have the right to assign its interest in this Agreement.

         10.5 Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Salim and GVI.

         10.6 Governing Law. The substantive laws of the State of Texas, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

         10.7 Merger of Prior Agreements. This Agreement and its Exhibits and Schedules constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.

         10.8 Enforcement. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay arbitration or court costs and attorneys' fees and disbursements reasonably incurred by the prevailing Party. Any such attorneys' fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

         10.9 Time of the Essence. Time is of the essence of this Agreement.

         10.10 Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

         10.11  Confidentiality.   Salim  shall  maintain  as  confidential  any
         non-public information about GVI. This provision shall survive the termination of this Agreement or the Closing.

         10.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         10.13 Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same. In the event the date on which Salim or GVI is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

"GVI"                                   GOLF VENTURES, INC.,
                                            a Utah corporation


                                            By:
                                                     Warren J. Stanchina,
                                                     President

                                            Date:    September         , 1998



"SALIM"
                                                     JOCIE L. SALIM

                                                     Date:  September   , 1998

                                  Schedule 3.2

                              Related Transactions


1. A $50,000,000 acquisition and development loan to be made by Credit Suisse First Boston Mortgage Capital LLC to GVI.

2. Contribution Agreement and related transactions between GVI and Metrovest, whereby Metrovest will receive a note from GVI in the amount of $15,000,000.00 and such note shall be convertible to 10,000,000 shares of common stock of GVI.

                                    EXHIBIT A

                                 PROMISSORY NOTE
                            AND CONVERSION AGREEMENT


$2,804,583.31                                 Dallas, Texas    September 3, 1998

         FOR VALUE RECEIVED, GOLF VENTURES, INC., a Utah corporation ("Maker"), promises to pay to the order of JOCIE L. SALIM ("Payee") at 1526 Bluebird Lane, La Jolla, California 92037 (or such other place of payment as the Payee may hereafter designate in writing), in immediately available funds and in lawful money of the United States of America, the principal sum of TWO MILLION EIGHT HUNDRED FOUR THOUSAND FIVE HUNDRED EIGHTY-THREE AND NO/100 DOLLARS ($2,804,583.31), together with interest at the Stated Rate on the principal balance of this Note until the Maturity Date (as defined below).

         1. Definitions. As used in this Note, the following terms shall have the respective meanings indicated:

                  (a) "Business Day" means a day when banks are open for business in Dallas, Texas.

                  (b) "Convertible Note Agreement" means the Agreement entered into between Maker and Payee on September 3, 1998.

                  (c) "Debt" means the indebtedness evidenced by this Note.

                  (d) "Maker" means Golf Ventures, Inc., a Utah corporation, the party issuing this Note.

                  (e) "Maturity Date" means the maturity date of this Note, April 30, 1999.

                  (f)  "Note"  means  this   Promissory   Note  and   Conversion
         Agreement.

                  (g) "Payee" means Jocie L. Salim.

                  (h) "SEC" means the Securities and Exchange Commission.

                  (i) "Shareholders Meeting" means the annual shareholders meeting of Maker to be held on approximately October 15, 1998.

                  (j)  "Shares"   means  one  million   four  hundred   thousand
         (1,400,000) shares of common stock of Maker, par value $0.001.

                  (k) "Stated Rate" means a rate equal to 10% per annum.

         2. Computation of Interest. Interest shall be computed for the actual number of days elapsed in a year consisting of 360 days.

         3. Payment of Principal and Interest. Unless this Note is converted to Shares pursuant to Section 4 below, the principal of this Note, together with accrued interest on the Note, shall be finally due and payable on the Maturity Date.

         4. Conversion of Note to Shares. Once, and if, the Shares have been authorized and approved at the Shareholders Meeting, the Note may be converted to Shares in accordance with the following provisions:

                  4.1 Conversion prior to the Registration of the Shares. Prior to authorization by the SEC and the subsequent registration of the Shares, Payee may convert the Note to Shares at any time during the term of the Note, by complying with the procedure set forth in Section 4.3. Upon conversion of the Note, the total amount of principal and all accrued interest shall be converted. No partial conversion of the Note shall be permitted.

                  4.2 Conversion after the Registration of the Shares. At any time after Maker has obtained approval to register the Shares and the Shares are registered, either Payee or Maker may cause the Note to be converted to Shares (if Payee has not already converted the Note to Shares pursuant to Section 4.1) prior to the Maturity Date. Maker and Payee shall carry out the conversion pursuant to the procedure set forth in Section 4.3. Upon conversion of the Note, the total amount of principal and all accrued interest shall be converted. No partial conversion of the Note shall be permitted.

                  4.3 Conversion Procedure. Payee may convert the Note to Shares pursuant to Section 4.1 and either Payee or Maker may convert the Note to Shares pursuant to Section 4.2 by providing the other party with fifteen (15) days prior written notice of its desire to convert. The notice shall contain the proposed conversion date, which shall be a Business Day that is no later than the Maturity Date. Notice shall be provided in accordance with Section 16. The conversion shall be carried out in accordance with the applicable terms and conditions resolved at the Shareholders Meeting, if any. The closing for the conversion shall take place at Maker's principal office, or at such other place as shall be mutually agreeable between Payee and Maker. At the closing for the conversion, Maker shall deliver to Payee the share certificate or certificates that represent the Shares, or request that the transfer agent enter Payee's name on the transfer books and records of Maker, and Payee shall deliver to Maker Payee's original version of this Note. Each of the parties shall pay their respective expenses in connection with the conversion of the Note for Shares.

         5. Registration of Shares. GVI shall use its best efforts to register the Shares with the SEC no later than March 31, 1999.

         6. No Waiver by the Payee. No delay or omission of Payee or Maker to exercise any power, right or remedy accruing to Payee or Maker shall impair any such power, right or remedy or shall be construed to be a waiver of the right to exercise any such power, right or remedy.

         7. Costs and Attorneys' Fees. Each party agrees to pay its own costs and attorney's fees associated with the execution and delivery of this Note.

         8. Section Headings. Section headings appearing in this Note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Note.

         9. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America from time to time in effect excluding the conflicts of laws provisions. Dallas County, Texas shall be the proper place of venue for suit hereon. Maker and any and all co-makers, endorsers, guarantors and sureties irrevocably agree that any legal proceeding in respect of this Note shall be brought in the district courts of Dallas County, Texas, or the United States District Court for the Northern District of Texas.

         10.  Successors  and  Assigns.  This  Note  and all the  covenants  and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, trustees, beneficiaries, successors and assigns of Maker and Payee.

         11. Severability. If any provision of this Note shall be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, then that provision only shall be of no force and effect and shall be deemed excised herefrom, and the remainder of the provisions of this Note shall be unaffected thereby; the provisions of this Note being severable in each and every instance. Furthermore, in lieu of any illegal, unenforceable or invalid provision, there shall be automatically added to this Note a provision as similar to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         12. Sale and Assignment. Neither party may, without the other party's prior written consent, sell or assign its interest in all or any part of this Note.

         13. Prepayment. Maker may at no time prepay the full amount or any part of this Note without Payee's prior written consent.

         14. Entire Agreement. This Note and the Convertible Note Agreement embody the entire agreement and understanding between Payee and Maker with respect to this Note and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Maker acknowledges and agrees that there are no oral agreements between Maker and Payee which have not been incorporated in this Note and the Convertible Note Agreement.

         15. Nonrecourse Provisions. If default occurs in the timely and proper payment of all or any portion of the Debt, or in the timely performance of any such covenants, any judicial proceedings brought by Payee against Maker shall be limited to the enforcement of the conversion to Shares pursuant to Section 4, and no attachment, execution or other writ or process shall be sought, issued or levied upon any assets, properties or funds of Maker.

         16. Notices. Any notice, consent or approval required or permitted to be given under this Note shall be in writing and shall be deemed to have been given upon (i) hand delivery or transmitted by facsimile telecopy together with reasonable attempts to provide telephonic notice of the sending of such facsimile telecopy, (ii) one (1) day after being deposited with FedEx or another reliable overnight courier service or (iii) three (3) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

         If to Maker:                              If to Payee:
         Golf Ventures, Inc.                       Jocie L. Salim
         255 South Orange Avenue, Suite 1515       1526 Bluebird Lane
         Orlando, FL 32801                         La Jolla, CA 92037
         Telephone:      (407) 245-7557            Telephone:     (619) 551-2565
         Facsimile:      (407) 245-7585            Facsimile:     (619) 551-2568
         Attn:    Warren J. Stanchina

         with a copy to:
         Haynes and Boone, L.L.P.
         901 Main Street,  Suite 3100
         Dallas, TX  75202-3789
         Telephone:      (214) 651-5672
         Facsimile:      (214) 200-0607
         Attn:    J. Kirk Standly

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, the parties have executed this Note as of the date first set forth above.

                                    "MAKER":

                                                     GOLF VENTURES, INC.,
                                                     a Utah corporation


                                                     By:
                                                          Warren J. Stanchina,
                                                          President


ACCEPTED AND AGREED TO BY:

PAYEE:



JOCIE L. SALIM

                                    EXHIBIT B

                             SUBSCRIPTION DOCUMENTS

                       Name of Subscriber: Jocie L. Salim















                              Golf Ventures, Inc.,
                               a Utah corporation



                             SUBSCRIPTION DOCUMENTS

















                               Golf Ventures, Inc.
                       255 South Orange Avenue, Suite 1515
                                Orlando, FL 32801

                              Golf Ventures, Inc.,
                               a Utah corporation

              Instructions for Completion of Subscription Documents


To: Jocie L. Salim

         In connection with your subscription for shares in Golf Ventures, Inc., a Utah corporation ("GVI"), please complete, sign and return the following enclosed documents:

SUBSCRIPTION AGREEMENT.  Sign "Counterpart Signature Page".

INVESTOR INFORMATION SHEET (Exhibit A).  No signature required.

ACCOUNT INFORMATION SHEET (Exhibit B).  Complete, if applicable.

SPOUSAL CONSENT (Exhibit C). If you are married, your spouse must complete and sign.

ACCREDITED INVESTOR QUESTIONNAIRE (Exhibit D).  Complete.

SUBSCRIBER REPRESENTATIVE CERTIFICATE (Exhibit E).  If you have a Subscriber
        Representative, they must complete and sign.

         COMPLETED ORIGINALS OF THE FULLY EXECUTED SUBSCRIPTION AGREEMENT AND ALL OF THE EXHIBITS LISTED ABOVE SHOULD BE DELIVERED TO THE FOLLOWING
         ADDRESS:

                  Golf Ventures, Inc.
                  255 South Orange Avenue, Suite 1515
                  Orlando, FL 32801
                  Attn: Warren J. Stanchina, President

NOTE TO CORPORATE, PARTNERSHIP AND TRUST SUBSCRIBERS:

         (a) Corporations. Corporations will be required to provide a copy and the filing date of the articles of incorporation and a corporate resolution authorizing the investment in GVI and evidence of the authority of the person(s) signing the subscription documentation to do so.

         (b) Partnerships. Partnerships will be required to provide a copy of the agreement of partnership and any certificate of partnership.

         (c) Trusts. Trusts will required to provide a copy of the trust agreement showing the date of formation and evidence of the authority of the person(s) signing the subscription documentation to do so.

         NO SUBSCRIPTION WILL BE BINDING ON GVI UNTIL ACCEPTED IN WRITING BY GVI. GVI HAS RESERVED THE RIGHT TO REJECT ANY AND ALL SUBSCRIPTIONS IN ITS SOLE DISCRETION, WITH OR WITHOUT CAUSE, AT ANY TIME PRIOR TO THE CLOSING.

         THE SECURITIES WHICH ARE THE SUBJECT OF THE SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS AND ARE BEING ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION. ALL SECURITIES ISSUED WILL BE RESTRICTED SECURITIES AND WILL NOT BE FREELY TRANSFERABLE. BOTH BECAUSE THE SECURITIES ARE UNREGISTERED AND BECAUSE OF CONTRACTUAL RESTRICTIONS, ANY SECURITIES RECEIVED WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER, WHETHER BY ISSUANCE, GIFT, HYPOTHECATION OR OTHERWISE.

         NO OFFER OR ISSUANCE OF SECURITIES IS MADE IN ANY JURISDICTION WHERE THE OFFER OR ISSUANCE WOULD BE UNLAWFUL.

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made in connection with the issuance by GOLF VENTURES, INC., a Utah corporation ("GVI"), of its common stock (the "Shares") to the person or entity who has signed this Agreement in the space provided below as "Subscriber."

         In addition to the terms defined in the first paragraph of this Agreement, the Agreement also uses the terms "Subscriber's Representative" which shall mean any representative or personal advisor of Subscriber who has assisted Subscriber in evaluating the merits and risks of an investment in the Shares.

1.       Subscription

         (a) Subscription. Subscriber hereby subscribes for the number of Shares set forth herein. In respect of this subscription, Subscriber delivers to GVI, together with this Agreement: (i) two original signature pages of this Agreement signed by Subscriber, (ii) two original spousal consents in the form attached as Exhibit C signed by Subscriber's spouse if Subscriber is married, and (iii) a fully completed Investor Information Sheet, Account Information Sheet if applicable, Accredited Investor Questionnaire, and Subscriber Representative's Certificate if applicable, attached as Exhibits A, B, D, and E respectively.

         (b) Acceptance or Rejection of Subscription. Subscriber understands and agrees that GVI may accept this subscription at its discretion and may reject this subscription, in whole but not in part, if (1) Subscriber fails to make the deliveries to GVI set forth in Section 1(a) above on or before September 3, 1998, or (2) GVI, in its sole discretion, determines that the offer or issuance of Shares to Subscriber would not qualify for the federal securities law exemption described in Section 2(c)(i) below. If GVI rejects this subscription for either of these reasons, Subscriber understands and agrees that GVI shall have no further obligation under this Agreement.

2.       Investor   Representations    and   Warranties.     Subscriber   hereby
acknowledges, represents and warrants to, and agrees with, GVI as follows, both as of now and as of the Closing Date:

         (a) Authorization. This Agreement is a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms except as affected by (i) bankruptcy law, and (ii) equitable principles. Subscriber represents that Subscriber has full power and authority to enter into this Agreement.

         (b) No Advertisement or Solicitation. Subscriber acknowledges that the offer and issuance of the Shares to Subscriber has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and
         (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (c)      Restrictions on Transfer.

                  (i) Subscriber understands and acknowledges that the Shares have not been registered under the federal Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions thereof.

                  (ii) Subscriber understands and acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or are exempt from such registration. Subscriber understands and acknowledges that Subscriber may bear the economic risks of the investment in Shares for an indefinite period of time.

                  (iii) Subscriber understands and acknowledges that any issuance, transfer or other disposition of the Shares by Subscriber is further restricted by the provisions of this Agreement and a Registration Rights Agreement (herein so called) between Subscriber and GVI, dated the same date as the date of this Agreement.

                  (iv) Subscriber is aware of the provisions of Rule 144 under the Securities Act, which permits limited public reissuances of securities acquired in a nonpublic offering (like this one), subject to certain conditions. Subscriber understands that these conditions include, among other things: the existence of a public market for the securities; the availability of certain current public information about the issuer; the reissuance occurring at least two years after the party has purchased and paid for the securities to be sold; the issuance being made through a broker in an unsolicited "broker's transaction"; and the amount of securities being sold during any three-month period not exceeding certain limitations. In this connection, Subscriber understands that it is unlikely Subscriber would ever be able to publicly sell the Shares under Rule 144, because among other things the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a nonpublic offering like this one will have a substantial burden of proof in meeting the conditions outlined above, and that such persons and the brokers who participate in the transactions do so at their own risk.

         (d) Disclosure of Information. Subscriber, alone or together with Subscriber's Representative, as the case may be:

                  (i) has been furnished any documents which may have been made available upon request, has carefully read such documents, and understands and has evaluated the risks of an acquisition of the Shares, and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in such documents;

                  (ii) has been provided an opportunity to obtain any additional information requested concerning the Shares and GVI;

                  (iii) has been given the opportunity to ask questions of, and receive answers from, GVI concerning the terms and conditions of this subscription, and other matters pertaining to this investment;

                  (iv) has been given the opportunity to obtain additional information necessary to verify the accuracy of the information provided, in order for Subscriber to evaluate the merits and risks of an investment in GVI, and has not been furnished any other offering literature or prospectus with respect to this transaction, except as mentioned herein; and

                  (v) has determined that the Shares are a suitable investment for Subscriber, and that at this time Subscriber could bear a complete loss of the investment.

         (e) Investment Experience. Subscriber represents and acknowledges that Subscriber:

                  (i) has such knowledge and experience in financial and business matters as to be capable of (i) evaluating, alone or together with Subscriber's Representative, the merits and risks of an investment in the Shares, and (ii) protecting Subscriber's own interests in connection with the investment;

                  (ii) has obtained, in the judgment of Subscriber alone or together with Subscriber's Representative, sufficient information from GVI to evaluate the merits and risks of an investment in the Shares;

                  (iii) has not used a Subscriber's Representative in connection with evaluation of such risks and merits or, if Subscriber has used a Subscriber's Representative, Subscriber's Representative has executed the Subscriber Representative's Certificate attached as Exhibit E to this Agreement;

                  (iv) has the financial ability to bear the economic risk of Subscriber's investment in GVI (including Subscriber's possible loss), has adequate means for providing for Subscriber's current needs and personal contingencies and has no need for liquidity with respect to the investment in GVI; and

                  (v) if Subscriber is not an individual, has not been organized solely for the purpose of acquiring the Shares.

         (f) Purchase Entirely for Own Account. GVI is relying on Subscriber's representation to GVI, which Subscriber hereby confirms by signing this Agreement, that: (i) the Shares to be received by Subscriber will be acquired for investment for Subscriber's own account, not as a nominee or agent, and not with a view to the reissuance or distribution of any part thereof, and (ii) except as otherwise disclosed to GVI prior to the delivery of the Shares to the Subscriber, Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the Shares except as allowed under Section 2(g) below. By executing this Agreement, Subscriber further represents that Subscriber does not have any understanding with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares, except as disclosed to GVI prior to the delivery of the Shares to Subscriber.

         (g) Further Limitations on Disposition. Without in any way limiting the representations set forth above, Subscriber further agrees not to make any disposition (other than to GVI) of all or any portion of the Shares unless and until:

                  (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) (a) Subscriber has notified GVI of the proposed disposition including a detailed statement of the circumstances thereof, and (b) if requested by GVI, Subscriber has furnished GVI with an opinion of counsel, reasonably satisfactory to GVI and its counsel, that such disposition will not require registration of such securities under the Securities Act.

         (h) Investor Awareness. Subscriber acknowledges, represents, agrees and is aware that:

                  (i) no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment;

                  (ii) there are substantial risks of loss of investment incidental to the purchase of the Shares;

                  (iii) the Shares are an illiquid investment, and Subscriber must bear the economic risk of investment in the Shares for an indefinite period of time;

                  (iv) the Registration Rights Agreement contains substantial restrictions on transferability of the Shares;

                  (v) neither GVI nor any of its affiliates, representatives or attorneys has provided Subscriber with any investment, tax, legal, regulatory or accounting advice with respect to the investment in or ownership of the Shares; and

                  (vi) the representations, warranties. agreements, undertakings and acknowledgments made by Subscriber in this Agreement (including without limitation the Exhibits hereto) are made with the intent that they be relied upon by GVI in determining Subscriber's suitability as an acquirer of the Shares. In addition, Subscriber undertakes to notify GVI immediately of any change in any representation, warranty or other information relating to Subscriber set forth herein.

3.       Miscellaneous

         (a) Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by a written instrument signed by both GVI and Subscriber.

         (b) Notices. All communications given hereunder shall be deemed to have been given and received (i) upon personal delivery, or (ii) in the case of mailing by registered or certified mail, return receipt requested, as of the date shown on the return receipt, or (iii) the first succeeding business day after deposit with FedEx or other equivalent air courier delivery service.

         (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligation of Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators and successors.

         (d) Entire Agreement. This Agreement together with the Registration Rights Agreement and the Convertible Note Agreement between GVI and Subscriber dated September 3, 1998, and the agreements and documents referred to therein contain the entire agreement of the parties with respect to this subscription, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         (e) Assignability. This Agreement is not transferable or assignable by Subscriber.

         (f) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         (g) Counterparts. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         (h) Further Assurances. Subscriber will, from time to time, execute and deliver to GVI all such other and further instruments and documents and take or cause to be taken all such other and further action as GVI may reasonably request in order to effect the transactions contemplated by this Agreement.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS.

SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

         Subscriber, desiring to enter into this Agreement for the subscription of the number of Shares indicated below, hereby agrees to all of the terms and provisions of this Agreement and agrees to be bound by all such terms and provisions.

         Subscriber   has  executed  this   Agreement  as  of  the  _______  day
of________________, 1998.

         No. of Shares being Subscribed: 1,400,000



                                 JOCIE L. SALIM


AGREED AND ACCEPTED this        day of September, 1998.

GOLF VENTURES, INC.,
a Utah corporation


By:
         Warren J. Stanchina,
         President

                                    EXHIBIT A

                           INVESTOR INFORMATION SHEET

Instructions: Please print or type and complete fully. If additional space is needed for the response to any Item, attach a rider identifying the Item to which the response is being made.

GENERAL INFORMATION

Name of Subscriber:                      Name of spouse (if married):

Jocie L. Salim

Tax I.D. Number (if an entity):          Social Security No. (if an individual):

N/A


Telephone Number:  (619) 551-2565

Mailing Address:  1526 Bluebird Lane, La Jolla, California 92037

                                    EXHIBIT B

                            ACCOUNT INFORMATION SHEET


To the extent that you are NOT acting solely for your own account complete the following:

You are acting as Agent, Trustee, Partner, Joint Tenant, Tenant in Common or otherwise for another person (circle appropriate answer). The names, addresses and telephone numbers of all other persons that you represent are:












NOTE: Upon request of GVI you will be required to provide evidence of your authority to represent the person(s) named above (i.e., Partnership Agreement, Trust Agreement, Corporate Resolution, etc.) and if the proposed Subscriber is a corporation, partnership, trust, or other entity, attach evidence that the proposed investment in the Partnership has been authorized by such entity (i.e., minutes of meeting, corporate resolution, provisions of partnership agreement or trust agreement, etc.).

                                    EXHIBIT C

                                CONSENT OF SPOUSE


I, the undersigned, certify as follows:

1.       I am the spouse of Jocie L. Salim.

2. I have received, read and approved the provisions of the documents entered into between Jocie L. Salim and Golf Ventures, Inc. ("GVI").

3. I agree to be bound by and accept the provisions of these documents as they may be amended from time to time insofar as those provisions may affect any interest I may have in GVI, whether the interest is community property or otherwise.

Executed as of September ___, 1998.


                                               By:
                                                        (Signature)


                                                        Name (Print or Type)

                                    EXHIBIT D

                        ACCREDITED INVESTOR QUESTIONNAIRE


I.       INFORMATION TO DETERMINE QUALIFICATION.

o Please put a check or other mark in each space which applies to you ("Subscriber"):

         Subscriber is an "Accredited Investor," based upon the following (check all that apply):

         1. _____ Subscriber is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of acquisition of Shares; or

         2. _____ Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with Subscriber's spouse in excess of $300,000 in each of those years, and reasonably expects to reach the same income level in the current year; or

         3. _____ Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940; or

         4. _____ Subscriber is either (a) a bank as defined in section 3(a)(2) of the Securities Act of 1933, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (b) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; (c) an insurance company as defined in section 2(13) of the Act; (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; (e) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; or (f) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; or

         5. _____ Subscriber is (i) an organization described in section 501(c)(3) of the Internal Revenue Code, (ii) a corporation, (iii) a real estate investment trust or similar business trust, (iv) a partnership, or (v) a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

         6. _____ Subscriber is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated under the Act; or

         7. _____ Subscriber is a trust with respect to which the grantor(s) has retained absolute power in his or her sole discretion to amend or revoke the trust at any time and such grantor(s) is an accredited investor as indicated in paragraphs 1 or 2 above; or

         8. _____ Subscriber is an entity in which all of its equity owners meet one or more of the standards set forth in the preceding paragraphs numbers 1 through 6.

o The following information must be completed if Subscriber is (i) an individual or (ii) a grantor of a revocable or irrevocable trust.

         Describe your investment and business experience:








o The following information must be completed if Subscriber is (i) an individual or (ii) a grantor of a revocable trust.

         A.       Income:


                                                                  Together
                                               Alone              with Spouse
                                           --------------      ---------------

                    1996:                 $                   $
                    1997:                 $                   $
                                           --------------
                    Expected 1998:        $                   $
                                           --------------      ---------------


         B.       Net Worth (alone or with spouse): $_________________

II.      CERTAIN REPRESENTATIONS

Please read and acknowledge the following by initialing each.

Subscriber represents that:

________ (a) The information supplied by Subscriber herein is complete and accurate and may be relied upon for the purposes of determining exemption status under federal and state securities laws.

________ (b) Subscriber will notify GVI immediately of any material adverse change in any such information occurring prior to the acceptance of his/her/its subscription.

________      (c)          Subscriber  understands  that   the   representations
                           contained   herein  are  made  for  the   purpose  of
                           determining   whether  Subscriber   qualifies  as  an
                           "accredited investor" under Regulation D. Subscriber hereby represents that the statement or statements initialed and completed below are true and correct in all respects.

         IN WITNESS WHEREOF, Subscriber has initialed the foregoing statements and executed this Questionnaire this ____ day of September, 1998.



                                            Signature:
                                                              JOCIE L. SALIM

                                    EXHIBIT E

                     SUBSCRIBER REPRESENTATIVE'S CERTIFICATE


Name of Subscriber:

Please complete the following questionnaire fully, attaching additional sheets if necessary.

         1.       Name:
                  Age:
                  Business Address:

         2. Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any:

         3. List any business or professional education, indicating degrees received if any:

         4. Have you had prior experience in advising clients with respect to investments of this type?

                             Yes________ No________

         5. List any professional licenses or registrations, including bar admissions, accounting, certifications, real estate brokerage licenses and SEC or state broker-dealer registrations held by you:



         6. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:


         7. State how long you have known the Subscriber and in what capacity:


         8. In advising the Subscriber in connection with the Subscriber's prospective investment in Golf Ventures, Inc., a Utah corporation ("GVI"), will you be relying in part on the Subscriber's own expertise in certain areas?
                             Yes________ No________

         If "Yes," which areas:

         9. In advising the Subscriber in connection with the Subscriber's prospective investment in GVI, will you be relying in part on the expertise of an additional Subscriber representative or representatives?
                             Yes________ No________

If "Yes," give the name and address of each additional representative:



                                    ---------

         I understand that GVI will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to GVI as follows:

         A. I am acting as Subscriber Representative for the Subscriber in connection with the Subscriber's prospective investment in GVI and have been acknowledged in writing by the Subscriber to be her/his/its Subscriber representative in evaluating the merits and risks of his respective investment in GVI;

         B. The answers to the above questions are complete and correct and may be relied upon by GVI in determining whether the offering in connection with which I have executed this questionnaire is exempt from registration under the Securities Act of 1933;

         C. I will notify GVI immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of any Shares in GVI;

         D. I am not an affiliate, general partner or other employee of GVI;

         E. Neither I nor any of my affiliates has a material relationship with GVI or any of their affiliates;

         F. I personally (or, if I have checked "yes" in answer to question 8 above, together with the Subscriber or the additional Subscriber representative or representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber's prospective investment in GVI.

         In witness whereof, I have executed this Certificate this _______ day of September, 1998.




                                       (Signature of Subscriber Representative)

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

                                                      -------

                                Table of Contents


1.       Definitions........................................................C-1

2.       Sale Restriction...................................................C-2

3.       Requested Registration.............................................C-2

4.       "Piggyback" Registration Rights....................................C-3

5.       Suspension of Offering.............................................C-4

6.       Additional Registration Rights.....................................C-4

7.       Expenses of Registration...........................................C-5

8.       Registration Procedures............................................C-5

9.       Indemnification....................................................C-6

10.      Information Furnished by Holders...................................C-9

11.      Sale Without Registration..........................................C-9

12.      Exchange Act Reporting by GVI......................................C-9

13.      Lockup Agreement..................................................C-10

14.      Transfer of Registration Rights...................................C-10

15.      Right of First Refusal............................................C-10

16.      Miscellaneous.....................................................C-10

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 3, 1998, by and between JOCIE L. SALIM ("Salim") and GOLF VENTURES, INC., a Utah corporation ("GVI").

                                    Recitals

         A. Salim and GVI are parties to that certain Convertible Note Agreement (herein so called).

         B. The Convertible Note Agreement provides for GVI to issue its promissory note, which is convertible to 1,400,000 shares of common stock of GVI.

         C. If the promissory note is converted to Shares, the parties desire to provide for certain registration rights pertaining to these Shares, all as more fully set forth below in this Agreement

                                    Agreement

         Now, therefore for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. Terms used in this Agreement shall have the meanings set forth below:

         (a) Exercise Notice.  As defined in Section 15 of this Agreement.

         (b) GVI Share and GVI Shares. One or more, as the case may be, shares of common stock of GVI.

         (c) Holder. (i) Salim; or (ii) any person to whom the registration rights provided for in this Agreement shall have been properly assigned in accordance with Section 16(d) hereof.

         (d) Note. The Promissory Note and Conversion Agreement in the amount of $2,804,583.31 issued by GVI and agreed to by Salim, which Salim may convert for 1,400,000 shares of common stock of GVI.

         (e) Offered Shares. As defined in Section 15 of this Agreement.

         (f) Register, Registered and Registration. A registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

         (g) Registrable Securities. (i) any Shares owned by a Holder; (ii) any other GVI Shares issued as a dividend or other distribution with respect to, or in exchange for, such shares; provided, however, that such shares or other securities shall not be treated as Registrable Securities (A) if they have been sold by the Holder to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement or pursuant to Rule 144 promulgated by the SEC (or any successor provision) under the Securities Act ("Rule 144"); or (B) if in the opinion of counsel to GVI (which shall be subject to the concurrence of counsel to the Holder), the Holder, can sell all Registrable Securities held by such Holder in the manner proposed by such Holder without registration under the Securities Act pursuant to Rule 144; and provided, further, that the term "Registrable Securities" shall not include securities sold in a transaction in which the rights under this Agreement shall not have been transferred as provided in Section 14 hereof.

         (h) SEC. The Securities and Exchange SEC or any other federal agency at the time administering the Securities Act.

         (i) Securities Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         (j) Shares. The 1,400,000 shares of common stock of GVI to which the Note may be converted by Salim.

2. Sale Restriction. At all time on and after the date that Holder converts the Note to Shares, and before GVI has obtained authorization from the SEC to register the Shares and the Shares are registered, then Holder, together with all persons whose holdings of Registrable Securities must be aggregated with such Holder, for a period of two years from the date of the conversion, shall not offer, sell, grant, any option to purchase, or otherwise dispose of, the Shares without the prior written consent of GVI.

3. Requested Registration. Each Holder of Registrable Securities shall have the right to offer for sale pursuant to a shelf registration statement the Shares as provided in this Section 3.

         (a) Notice by Holder. If a Holder desires to exercise its registration rights granted under this Section 3 with respect to its Registrable Securities, such Holder shall deliver to GVI a written notice informing GVI of such exercise and specifying the number of Registrable Securities to be offered by Holder. Such notice may be given at any time after the date a notice of conversion may first be delivered by Holder to GVI pursuant to the terms of the Note.

         (b) Effectuation of Registration. Upon receipt of such notice of exercise of registration rights hereunder, GVI, if it has not yet caused such Holder's Registrable Securities to be included in any shelf registration statement (which registration statement shall then be deemed to have been requested under this Section 3 and GVI shall be deemed to have satisfied its registration obligation for purposes of this Agreement) and related prospectus GVI then has on file with the SEC, GVI will use its best efforts to effect such shelf registration on Form S-3 and all qualifications and evidences of compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's Registrable Securities as are specified

D-560030.2
                                       C-2
         in such request; provided, however, that GVI shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3:

                  (i) if Form S-3 (or any substantially equivalent registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation by reference to other documents filed by GVI with the SEC) is not available to GVI for such offering by the Holders;

                  (ii) if GVI shall furnish to the Holders a certificate signed by the President of GVI stating that, in the good faith judgment of the Board of Directors of GVI, it would be seriously detrimental to GVI and its shareholders for such Form S-3 registration to be effected at such time, in which event GVI shall have the right to defer the filing of the Form S-3 registration for one or more periods determined by GVI to be reasonably necessary to avoid such seriously detrimental effect; provided, however, that in no event shall the number of days included in such periods exceed, in the aggregate, 120 days in any twelve month period;

                  (iii) if GVI has already effected one registration under this Agreement at the request of such Holder;

                  (iv) in any particular jurisdiction in which GVI would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

                  (v) if the filing of such registration statement would require the preparation of any special audit in advance of the time in which GVI would otherwise be required by law to be completed, in which case GVI may delay such registration until such audit has been completed in the ordinary course of business; or

                  (vi) if the intended method of disposition of the GVI Shares involves an underwritten offering.

4.       "Piggyback" Registration Rights.

         (a) Notice of Registration. If at any time or from time to time commencing upon the date upon which the Note has been converted to GVI Shares, GVI shall determine to register GVI Shares for the account of a security holder or holders (other than the Holders), GVI will:

                  (i)  promptly give to the Holders written notice thereof; and

                  (ii) include in such registration all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt by the Holders of such written notice from GVI.

         (b) Exclusion of Certain Registrations. No piggyback registration rights shall be available with respect to (i) a registration relating to a primary offering of GVI Shares by GVI for its own account, (ii) a registration relating solely to employee stock option or purchase plans, or (iii) a registration on Form S-4 or otherwise relating solely to a Rule 145 transaction.

5.       Suspension of Offering.

         (a) GVI's Right to Suspend. Notwithstanding Sections 3 and 4 hereof, GVI shall be entitled to postpone the filing of a registration statement, and from time to time require Holder not to sell under a registration statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by GVI or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by GVI in the registration statement of material information which GVI has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements; provided, however, that GVI may not delay, suspend or withdraw the registration statement for such reason more than once in any 12- month period or for more than sixty (60) days at any one time.

         (b) Discontinuance of Sales by Holder. Upon receipt of any notice from GVI of the happening of any event during the period a registration statement is effective which is of a type specified in Subsection (a) above, or as a result of which such registration statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under such registration statement until Holder receives either:

                  (i) copies of a supplemented or amended prospectus (which GVI agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; or

                  (ii) notice from GVI that the required disclosure has been filed with the SEC as part of a Current Report on Form 8-K (which GVI agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above by same being incorporated by reference into such registration statement and related prospectus. If so directed by GVI, Holder will deliver to GVI all copies of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

6. Additional Registration Rights. GVI reserves the right, at any time or from time to time hereafter, to grant registration rights to other holders of GVI Shares, or holders of securities convertible into or exchangeable for GVI Shares, which registration shall be pari passu with the registration rights granted hereunder, unless the agreement or instrument granting such rights specifically states that such rights shall be junior and subordinate to the rights granted hereunder.

7. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant hereto, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for GVI, shall be borne by GVI, except that GVI shall not be required to pay underwriters' discounts, SECs, or stock transfer taxes relating to Registrable Securities or the fees and disbursements of any counsel retained by Holders, or any other selling expenses, discounts or SECs incurred in connection with the sale of Registrable Securities.

8. Registration Procedures. In the case of each registration, qualification or evidence of compliance effected by GVI pursuant to this Agreement, GVI will keep Holders participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section 7 above) GVI will:

         (a) keep such registration, qualification or evidence of compliance effective for a period of (i) 120 days with respect to a registration statement filed pursuant to Section 4, or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; or (ii) one year with respect to a registration statement filed pursuant to Section 3 above, or until the Holder has completed the distribution described in the registration statement relating thereto or, if earlier, when the shares subject to said registration statement cease to be Registrable Securities; provided, however, that:

                  (i) if GVI shall furnish to Holders a certificate signed by the President of GVI stating that, in the good faith judgment of the Board of Directors of GVI, it would be seriously detrimental to GVI and its shareholders to keep such registration, qualification or evidence of compliance effective for the period in (i) or (ii) above, as the case may be, and that it is therefore essential to discontinue the effectiveness of such registration, qualification or evidence of compliance, then GVI may so terminate or otherwise discontinue the effectiveness of such registration, qualification or evidence of compliance, but not more than one time in any 12-month period, and for a period not to exceed six (6) months; and

                  (ii) if GVI exercises its right under the foregoing proviso at such time as the Holders shall not have completed the distribution described in the registration statement relating thereto, (x) such Holder or Holders requesting such registration shall be granted one additional registration under Section 3 hereof, and (y) GVI shall reimburse Holders for all of their documented out-of-pocket expenses incurred in connection with the terminated or discontinued registration statement (which shall include, without limitation, attorneys' fees and expenses, but which shall not include underwriters' discounts, SECs or stock transfer taxes relating to Registrable Securities actually sold prior to such termination or discontinuance of effectiveness).

         (b) furnish such number of prospectuses and other documents incident thereto as Holders from time to time may reasonably request;

         (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (d) notify the Holders at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, in which event GVI will promptly comply with the provisions of Section 8(c) or exercise its rights to suspend the registration under Section 8(a);

         (e) use all reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange or the Nasdaq National Market, as applicable, on which similar securities issued by GVI are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange or the Nasdaq National Market, as applicable; and

         (f) reserve from its authorized but unissued shares, the number of Shares which may be issuable by GVI upon conversion of the Note. Upon issuance of the Shares, they shall be duly authorized, validly issued, fully paid and non-assessable.

9.       Indemnification.

         (a) Indemnification by GVI. GVI will indemnify each Holder, each of its officers and directors, and each person controlling (within the meaning of Section 15 of the Securities Act) Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on (A) any untrue statement, (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (B) any violation by GVI of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to GVI and relating to action or inaction required of GVI in connection with any such registration, qualification or compliance, and will reimburse Holder, each of its officers and directors and each person controlling Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that (X) GVI will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to GVI by an instrument duly executed by Holder and stated to be specifically for use therein or furnished by Holder to GVI in response to a request by GVI stating specifically that such information will be used by GVI therein, and (Y) in the event an underwritten public offering is not involved, such indemnity agreement shall not inure to the benefit of Holder, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus or prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act or in any subsequent amended prospectus filed with the SEC prior to the written confirmation of the sale of the Registrable Securities at issue
         (collectively,  the  "Final  Prospectus"),  if  a  copy  of  the  Final
         Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         (b) Indemnification by Holders. Holders will, if Registrable Securities held by or issuable to such Holders are included in the securities to which such registration, qualification or compliance is being effected, indemnify GVI, each of its directors and officers, each underwriter, if any, of GVI's securities covered by such registration statement, and each person who controls GVI within the meaning of the Securities Act against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse GVI, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, costs, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to GVI by an instrument duly executed by Holders and stated to be specifically for use therein or furnished by any Holder to GVI in response to a request by GVI stating specifically that such information will be used by GVI therein, provided, however, that the foregoing indemnity agreement is subject to the condition that in the event an underwritten public offering is involved, such indemnity agreement shall not inure to the benefit of GVI or any underwriter insofar as it relates to any such untrue statements (or alleged untrue statements) or omission (or alleged omission) made in the preliminary prospectus or prospectus but eliminated or remedied in the Final Prospectus, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act. The liability of Holders under this
         Section 9(b) shall be limited to the amount of net proceeds received by them for the sale of Registrable Securities pursuant to such registration, qualification or compliance.

         (c) Indemnification Procedures. Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that attributes any liability to the Indemnified Party, unless the settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for each Indemnified Party or controlling person (and all other Indemnified Parties and controlling persons which may be represented without conflict by one counsel), which firm shall be designated in writing by the Indemnified Party (or Indemnified Parties, if more than one Indemnified Party is to be represented by such counsel) to the Indemnifying Party. The Indemnifying Party shall not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

         (d) Contribution in Lieu of Indemnification. If the indemnification provided for in this Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be required to contribute to any settlement effected without its consent, which consent shall not be unreasonably withheld.

         (e) No Pro Rata Allocation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10. Information Furnished by Holders. Holders shall furnish to GVI such information regarding Holders and the distribution proposed by Holders as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

11. Sale Without Registration. If at the time of any transfer of any Registrable Securities, such Registrable Securities shall not be registered under the Securities Act, GVI may require, as a condition of allowing such transfer, that Holders or transferee furnish to GVI (i) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) (if the transfer is not made in compliance with Rule
144) at the expense of Holder or transferee, an opinion by legal counsel designated by Holder or transferee and reasonably satisfactory in form and substance to GVI, to the effect that such transfer may be made without registration under the Securities Act, except that nothing contained in this
Section 11 shall relieve GVI from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Agreement. Notwithstanding the foregoing, Holder shall have the right to pledge or margin the Registrable Securities, provided, however, that the transaction giving rise to the pledge or margin is exempt from registration under the Securities Act.

12. Exchange Act Reporting by GVI. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration or pursuant to a registration statement on Form S-3, GVI agrees to:

         (a) make and keep current public information available, as those terms are understood and defined in Rule 144, under the Securities Act, at all times after the date hereof:

         (b) file with the SEC in a timely manner all reports and other documents required of GVI under the Securities Act and the Exchange Act;

         (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request a written statement by GVI that it has complied with the available information and reporting requirements of Rule 144(c) and Rule 144A(d)(4) under the Securities Act, a copy of the most recent annual or quarterly report of GVI, and such other reports and documents so filed by GVI as Holder may reasonably request in availing itself of any rule or regulation of the SEC permitting Holder to sell any such securities without registration; and

         (d) if it is eligible to do so and upon the request of any Holder, take such reasonable action as is necessary to enable said Holder to utilize Form S-3 for the sale of the Registrable Securities.

13. Lockup Agreement. Each Holder holding more than 5,000 GVI Shares agrees, in connection with any underwritten public offering of GVI's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration), without the prior written consent of GVI or underwriters, if any, as the case may be, for a period beginning on the effective date of such registration and ending 180 days thereafter if Holder is a selling stockholder in such public offering or for 30 days after the effective date of such registration (or, if earlier, the date on which all securities under such registration have been sold) if Holder is not a selling stockholder; provided, however, that the foregoing restrictions shall not apply to the extent Holder is prohibited by applicable law from agreeing to withhold the Registrable Securities from sale.

14. Transfer of Registration Rights. Except as otherwise provided herein, the rights to cause GVI to register securities granted by GVI under Sections 3 and 4 may not be assigned or otherwise conveyed, without GVI's consent; provided, however, if a Holder makes a transfer of Registrable Securities in compliance with state and federal securities laws, the rights granted under Sections 3 and 4 shall be automatically deemed assigned to the transferee who shall be a "Holder" for all purposes hereunder.

15. Right of First Refusal. Holder grants to GVI a right of first refusal to repurchase any of the GVI Shares that Holder wishes to sell (the "Offered Shares.") Prior to any proposed sale, Holder shall notify GVI in writing of its desire to sell the Offered Shares and provide to GVI information regarding the number of Offered Shares, the price per Share, and the proposed date of sale. GVI shall have a period of two (2) business days from the receipt of Holder's notice to notify Holder of GVI's desire to exercise its right of first refusal and repurchase all or any portion of the Offered Shares (the "Exercise Notice") at the same price as that set forth in Holder's notice. GVI shall have a period of two (2) business days from the date of the Exercise Notice to pay to Holder the total purchase price of the Offered Shares to be repurchased by GVI. The Offered Shares repurchased by GVI shall be exchanged for the purchase price at a closing mutually agreed to by the parties. Holder may then sell as originally intended any remaining Offered Shares not repurchased by GVI.

16.      Miscellaneous.

         (a) Amendment. Subject to applicable law, this Agreement may be amended or supplemented only by written agreement of the parties.

         (b) Waiver of Compliance. Any failure of any party to comply with any provision of this Agreement may be expressly waived in writing by another party to whom performance is owed, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

         (c) Attorney's Fees. If any legal action, arbitration or other proceeding is brought to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and any other costs incurred in that proceeding, in addition to any other relief to which it is entitled.

         (d) Assignment; Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement may be assigned by any Holder of Registrable Securities, and shall be deemed to be assigned (subject to Section 14 in the case of the registration rights set forth in Section 3 and 4 hereof) in connection with any sale or transfer of Registrable Securities. Any assignment, transfer or other disposition of the Registrable Securities not in compliance with the restrictions of this Agreement shall be null and void and of no force and effect. Except for those enumerated above, this Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any person or entity not a party to this Agreement.

         (e) Governing Law. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to the conflicts of laws provisions.

         (f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) Headings. The headings of the Sections of this Agreement are for reference purposes only and shall not constitute a part hereof or affect the meaning or interpretation of this Agreement.

         (h) Entire Agreement. The parties intend that the terms of this Agreement shall be the final expression of their agreement with respect to the express subject matter set forth herein and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

         (i) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

         (j) Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be given in writing and directed to the parties as follows:

         If to GVI:                                  If to Salim:
         Golf Ventures, Inc.                         Jocie L. Salim
         255 South Orange Avenue, Suite 1515         1526 Bluebird Lane
         Orlando, FL 32801                           La Jolla, CA 92037
         Telephone:      (407) 245-7557              Telephone:   (619) 551-2565
         Facsimile:      (407) 245-7585              Facsimile:   (619) 551-2568
         Attn:    Warren J. Stanchina

         with a copy to:
         Haynes and Boone, L.L.P.
         901 Main Street,  Suite 3100
         Dallas, TX  75202-3789
         Telephone:      (214) 651-5672
         Facsimile:      (214) 200-0607
         Attn:    J. Kirk Standly

                  Notices shall be either (i) personally delivered (including delivery by FedEx or other courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices; (ii) sent by telecopy, in which case they shall be deemed delivered on the date sent; provided, however, that any notices sent by telecopy shall also be sent by overnight courier on the same day; or (iii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee, in which event they shall be deemed delivered on the date of deposit in the U.S. Mail.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

"GVI"                                            GOLF VENTURES, INC.,
                                                     a Utah corporation


                                                     By:
                                                            Warren J. Stanchina,
                                                            President




"SALIM"
                                 JOCIE L. SALIM